Ivy Funds

Supplement dated May 6, 2016 to the

Ivy Funds Prospectus

dated July 31, 2015

and as supplemented October 30, 2015, January 29, 2016, March 2, 2016, March 30, 2016 and April 27, 2016

The following replaces the “Portfolio Manager” section for Ivy Managed International Opportunities Fund on page 119:

Portfolio Manager(s)

Michael L. Avery, Executive Vice President of IICO, has managed the Fund since April 2007. Effective June 30, 2016, Mr. Avery will no longer serve as a manager of the Fund. At that time, F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, will become co-managers of the Fund.

The following replaces the “Portfolio Managers” section for Ivy Asset Strategy Fund on page 125:

Portfolio Managers

Michael L. Avery, Executive Vice President of IICO, has managed the Fund since January 1997, and Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Fund since August 2014. Effective June 30, 2016, Mr. Avery will no longer serve as a manager of the Fund.

The following is inserted following the final sentence of the first paragraph of the “The Management of the Funds – Portfolio Management – Ivy Asset Strategy Fund” section on page 218:

Effective June 30, 2016, Mr. Avery will no longer serve as a manager of the Fund.

The following is inserted following the final sentence of the first paragraph of the “The Management of the Funds – Portfolio Management – Ivy Managed International Opportunities Fund” section on page 221:

Effective June 30, 2016, Mr. Avery will no longer serve as a manager of the Fund. At that time, F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, will become co-managers of the Fund. Biographical information for Mr. Brundige and Ms. Prince-Fox is listed above under The Management of the Funds — Portfolio Management — Ivy Asset Strategy Fund.

Supplement	Prospectus	1